UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): January 6, 2004


                            FACTORY 2-U STORES, INC.
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             (Exact name of registrant as specified in its charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)

         1-10089                                       51-0299573
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   (Commission File Number)                 (IRS Employer Identification No.)


                  4000 RUFFIN ROAD, SAN DIEGO, CALIFORNIA 92123
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                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (858) 627-1800


                                       NA
         --------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events

         On January 6, 2004, Factory 2-U Stores, Inc. (the "Company") announced that effective January 5, 2004 Douglas C. Felderman resigned from the Company to pursue other opportunities and that John Swygert had been appointed Chief Financial Officer on an interim basis. The full text of our press release dated January 6, 2004 is attached as an exhibit.

Item 7.  Exhibits

         Exhibit No.      Description

         99.1             Press release of Factory 2-U Stores, Inc. dated
                          January 6, 2004



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              FACTORY 2-U STORES, INC.

        January 7, 2004                       By:     /s/ Norman G. Plotkin
      --------------------                            ---------------------
            Date                                      Norman G. Plotkin
                                                      Chief Executive Officer




                                  Exhibit Index
                                  -------------


        Exhibit No.       Description
        ----------        -----------
        99.1              Press release of Factory 2-U Stores, Inc. dated
                          January 6, 2004